__________________________ B. Riley & Company 19th Annual Investor Conference May 30, 2018 __________________________ Presenters: Per Loof - Chief Executive Officer William M. Lowe, Jr. EVP & Chief Financial Officer

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters and cyber security; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations, (xxiv) volatility in our stock price. 2

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Income Statement Highlights U.S. GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2018 Dec 2017 Mar 2017 Net sales $ 318,047 $ 306,408 $ 197,519 Gross margin (1) $ 88,419 $ 92,461 $ 50,181 Gross margin as a percentage of net sales 27.8% 30.2% 25.4% Selling, general and administrative (1) $ 47,821 $ 47,751 $ 29,539 SG&A as a percentage of net sales 15.0% 15.6% 15.0% Operating income (loss) (1) $ 21,799 $ 32,077 $ 8,942 Net income (loss) $ 2,433 $ 18,641 $ 52,914 Per share data: Net income (loss) per basic share $ 0.04 $ 0.33 $ 1.13 Net income (loss) per diluted share $ 0.04 $ 0.32 $ 0.93 Weighted avg. shares - basic 57,025 56,778 46,803 Weighted avg. shares - diluted 59,063 58,937 57,130 (1) Quarter ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Note: The Company completed its acquisition of TOKIN on April 19, 2017, and as such TOKIN’s results are included in our results for the quarters ended 29 March 31, 2018 and December 31, 2017. However, for the quarter ended March 31, 2017 our results only included our 34% equity investment in TOKIN.

Income Statement Highlights Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Mar 2018 Dec 2017 Mar 2017 Net sales $ 318,047 $ 306,408 $ 197,519 Adjusted gross margin (1) $ 89,813 $ 92,863 $ 50,572 Adjusted gross margin as a percentage of net sales 28.2% 30.3% 25.6% Adjusted selling, general and administrative (1) $ 43,752 $ 44,517 $ 26,070 Adjusted SG&A as a percentage of net sales 13.8% 14.5% 13.2% Adjusted operating income (loss) (1) $ 35,603 $ 38,393 $ 18,112 Adjusted net income (loss) $ 26,359 $ 30,602 $ 7,845 Adjusted EBITDA $ 48,462 $ 49,579 $ 27,230 Adjusted EBITDA as a percentage of net sales 15.2% 16.2% 13.8% Per share data: Adjusted net income (loss) - basic $ 0.46 $ 0.54 $ 0.17 Adjusted net income (loss) - diluted $ 0.45 $ 0.52 $ 0.14 Weighted avg. shares - basic 57,025 56,778 46,803 Weighted avg. shares - diluted 59,063 58,937 57,130 (1) 30 Quarter ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) (1) 31 The December 2016 and March 2017 quarters are shown on a proforma basis including TOKIN sales of $75 million and $79 million, respectively. (2) The June 2017 quarter is shown on a proforma basis including TOKIN as if owned for the entire quarter (acquisition occurred April 19, 2017).

LTM Operating Income Margins U.S. GAAP (Unaudited) 32

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) (1) Quarter ended March 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net 33 Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) 34 (1) TOKIN results exclude the EMD business which was sold on April 14, 2017.

Debt Trend - Q4 FY2018 (Unaudited) 35 Cash interest ~ $2.3M per month. Principal ~ $4.3M per quarter.

Leverage Non-GAAP (Unaudited) 36

Net Debt (Unaudited) 37

Summary Strong FY18 results Continued growth in all segments and regions ⦁ Market Condition: Trend not a bubble ⦁ Digitization of our civilization ⦁ Capacity constraints and expansion ⦁ POS – POA in balance. Inventory slightly down. ⦁ Revenue growth potential ⦁ Cross-selling KEMET & TOKIN ⦁ Increasing CapEx capacity ⦁ Capacity as a service ⦁ Increasing Electrification, Automation and Connectivity ⦁ ⦁

Appendix

Financial Highlights (Unaudited) (Amounts in millions Mar 2018 Dec 2017 FX Impact Cash, cash equivalents $ 286.8 $ 284.2 $ 6.5 Capital expenditures $ 34.1 $ 13.1 Short-term debt $ 20.5 $ 20.4 Long-term debt 317.9 322.1 Debt (discount)/premium and issuance costs (13.8) (14.3) Total debt $ 324.6 $ 328.2 Equity $ 463.0 $ 438.0 $ 14.0 Net working capital (1) $ 208.5 $ 208.0 $ 5.4 41 (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable

Adjusted Gross Margin - GAAP Reconciliation (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2018 Dec 2017 Mar 2017 2018 2017 Net sales $ 318,047 $ 306,408 $ 197,519 $ 1,199,926 $ 757,791 Cost of sales (1) $ 229,628 $ 213,947 $ 147,338 $ 859,533 $ 570,864 Gross margin (U.S. GAAP) (1) $ 88,419 $ 92,461 $ 50,181 $ 340,393 $ 186,927 Gross margin as a percentage of net sales 27.8% 30.2% 25.4% 28.4% 24.7% Adjustments: Stock-based compensation expense 465 402 391 1,519 1,384 Plant start-up costs 929 — — 929 427 Adjusted gross margin (non-GAAP) $ 89,813 $ 92,863 $ 50,572 $ 342,841 $ 188,738 Adjusted gross margin as a percentage of net sales 28.2% 30.3% 25.6% 28.6% 24.9% (1) Quarter and fiscal year ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. 42

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except percentages) Mar 2018 Dec 2017 Mar 2017 2018 2017 Net sales $ 318,047 $ 306,408 $ 197,519 $ 1,199,926 $ 757,791 Selling, general and administrative expenses (U.S. GAAP) (1) $ 47,821 $ 47,751 $ 29,539 $ 173,620 $ 107,658 Selling, general, and administrative as a percentage of net sales 15.0% 15.6% 15.0% 14.5% 14.2% Less adjustments: ERP integration costs/IT transition costs 80 — 1,760 80 7,045 Stock-based compensation expense 2,251 1,752 806 5,890 3,130 Legal expenses/fines related to antitrust class actions 1,738 1,482 406 6,736 2,640 TOKIN investment related expenses — — 497 — 1,101 Adjusted selling, general and administrative expenses (non- GAAP) $ 43,752 $ 44,517 $ 26,070 $ 160,914 $ 93,742 Adjusted selling, general, and administrative as a percentage of net sales 13.8% 14.5% 13.2% 13.4% 12.4% (1) Quarter and fiscal year ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the 43 Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands) Mar 2018 Dec 2017 Mar 2017 2018 2017 Operating income (loss) (U.S. GAAP) (1) $ 21,799 $ 32,077 $ 8,942 $ 113,303 $ 35,796 Adjustments: ERP integration costs/IT transition costs 80 — 1,760 80 7,045 Stock-based compensation expense 2,820 2,206 1,249 7,657 4,720 Restructuring charges 8,307 3,530 1,087 14,843 5,404 Legal expenses/fines related to antitrust class actions 1,738 1,482 406 6,736 2,640 TOKIN investment related expenses — — 497 — 1,101 (Gain) loss on write-down and disposal of long-lived assets (70) (902) 4,171 (992) 10,671 Plant start-up costs 929 — — 929 427 Adjusted operating income (loss) (non-GAAP) $ 35,603 $ 38,393 $ 18,112 $ 142,556 $ 67,804 (1) Quarter and fiscal year ended March 31, 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the 44 Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended Fiscal Year (Amounts in thousands, except per share data) Mar 2018 Dec 2017 Mar 2017 2018 2017 Net income (loss) (U.S. GAAP) $ 2,433 $ 18,641 $ 52,914 $ 254,529 $ 47,989 Adjustments: Change in value of TOKIN options — — (14,200) — (10,700) Net foreign exchange (gain) loss 3,972 2,239 1,507 13,145 (3,758) ERP integration costs/IT transition costs 80 — 1,760 80 7,045 Stock-based compensation 2,820 2,206 1,249 7,657 4,720 Income tax effect of non-GAAP adjustments (1) 156 667 (374) (30) (741) Restructuring charges 8,307 3,530 1,087 14,843 5,404 Legal expenses/fines related to antitrust class actions 1,095 4,073 406 16,636 2,640 TOKIN investment-related expenses — — 497 — 1,101 Amortization included in interest expense 647 696 200 2,467 761 Equity (income) loss from equity method investments (313) (238) (41,372) (76,192) (41,643) Acquisition (gain) loss 6,303 (310) — (130,880) — (Gain) loss on write down and disposal of long-lived assets (70) (902) 4,171 (992) 10,671 Plant start-up costs 929 — — 929 427 (Gain) loss on early extinguishment of debt — — — 486 — Adjusted net income (loss) (non-GAAP) $ 26,359 $ 30,602 $ 7,845 $ 102,678 $ 23,916 Adjusted net income (loss) per share - basic $ 0.46 $ 0.54 $ 0.17 $ 1.94 $ 0.51 Adjusted net income (loss) per share - diluted $ 0.45 $ 0.52 $ 0.14 $ 1.75 $ 0.43 Adjusted EBITDA (non-GAAP) $ 48,462 $ 49,579 $ 27,230 $ 191,250 $ 105,255 Weighted avg. shares - basic 57,025 56,778 46,803 52,798 46,552 Weighted avg. shares - diluted 59,063 58,937 57,130 58,640 55,389 45 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Dec 2015 Mar 2016 Jun 2016 Sep 2016 Sep 2016 Net Sales $ 177,184 $ 183,926 $ 184,935 $ 187,308 $ 733,353 Net income (loss) (U.S. GAAP) (8,600) (15,173) (12,205) (4,998) (40,976) Income tax expense (benefit) 2,760 2,056 1,800 830 7,446 Interest expense, net 9,848 9,925 9,920 9,904 39,597 Depreciation and amortization 9,674 10,160 9,436 9,440 38,710 EBITDA (non-GAAP) 13,682 6,968 8,951 15,176 44,777 Excluding the following items (non-GAAP): Change in value of TOKIN options (700) — 12,000 (1,600) 9,700 Equity (income) loss from equity method investments 6,505 11,648 (223) (181) 17,749 Restructuring charges 1,714 617 688 3,998 7,017 ERP integration costs / IT transition costs 167 859 1,768 1,783 4,577 Stock-based compensation expense 1,154 1,013 1,228 1,104 4,499 Legal expenses related to antitrust class actions 1,300 482 1,175 766 3,723 Net foreign exchange (gain) loss (1,036) 122 (1,920) (724) (3,558) TOKIN investment-related expenses 225 265 206 194 890 Plant start-up costs 160 319 308 119 906 Plant shut-down costs 231 141 — — 372 (Gain) loss on write down and sale of long-lived assets 129 608 91 6,277 7,105 Adjusted EBITDA (non-GAAP) $ 23,531 $ 23,042 $ 24,272 $ 26,912 $ 97,757 Adjusted EBITDA Margin 13.3% 12.5% 13.1% 14.4% 13.3% Total Debt balance as of September 30, 2016 $ 386,098 46 Leverage ratio (Debt/Adjusted EBITDA) 3.9

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Mar 2016 Jun 2016 Sep 2016 Dec 2016 Dec 2016 Net Sales $ 183,926 $ 184,935 $ 187,308 $ 188,029 $ 744,198 Net income (loss) (U.S. GAAP) (15,173) (12,205) (4,998) 12,278 (20,098) Income tax expense (benefit) 2,056 1,800 830 1,810 6,496 Interest expense, net 9,925 9,920 9,904 9,913 39,662 Depreciation and amortization 10,160 9,436 9,440 9,095 38,131 EBITDA (non-GAAP) 6,968 8,951 15,176 33,096 64,191 Excluding the following items (non-GAAP): Change in value of TOKIN options — 12,000 (1,600) (6,900) 3,500 Equity (income) loss from equity method investments 11,648 (223) (181) 133 11,377 Restructuring charges 617 688 3,998 (369) 4,934 ERP integration costs / IT transition costs 859 1,768 1,783 1,734 6,144 Stock-based compensation expense 1,013 1,228 1,104 1,139 4,484 Legal expenses related to antitrust class actions 482 1,175 766 293 2,716 Net foreign exchange (gain) loss 122 (1,920) (724) (2,621) (5,143) TOKIN investment-related expenses 265 206 194 204 869 Plant start-up costs 319 308 119 — 746 Plant shut-down costs 141 — — — 141 (Gain) loss on write down and sale of long-lived assets 608 91 6,277 132 7,108 Adjusted EBITDA (non-GAAP) $ 23,042 $ 24,272 $ 26,912 $ 26,841 $ 101,067 Adjusted EBITDA Margin 12.5% 13.1% 14.4% 14.3% 13.6% Total Debt balance as of December 31, 2016 $ 386,226 47 Leverage ratio (Debt/Adjusted EBITDA) 3.8

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Sep 2016 Dec 2016 Mar 2017 Jun 2017 Jun 2017 Net Sales $ 187,308 $ 188,029 $ 197,519 $ 274,000 $ 846,856 Net income (loss) (U.S. GAAP) (4,998) 12,278 52,914 220,606 280,800 Income tax expense (benefit) 830 1,810 (150) 1,150 3,640 Interest expense, net 9,904 9,913 9,994 10,894 40,705 Depreciation and amortization 9,440 9,095 9,367 12,243 40,145 EBITDA (non-GAAP) 15,176 33,096 72,125 244,893 365,290 Excluding the following items (non-GAAP): Change in value of TOKIN options (1,600) (6,900) (14,200) — (22,700) Equity (income) loss from equity method investments (181) 133 (41,372) (75,417) (116,837) Acquisition (gain) loss — — — (135,588) (135,588) Restructuring charges 3,998 (369) 1,087 1,613 6,329 ERP integration costs / IT transition costs 1,783 1,734 1,760 — 5,277 Stock-based compensation expense 1,104 1,139 1,249 1,101 4,593 Legal expenses related to antitrust class actions 766 293 406 1,141 2,606 Net foreign exchange (gain) loss (724) (2,621) 1,507 5,043 3,205 TOKIN investment-related expenses 194 204 497 — 895 Plant start-up costs 119 — — — 119 (Gain) loss on write down and sale of long-lived assets 6,277 132 4,171 19 10,599 (Gain) loss on early extinguishment of debt — — — 486 486 Adjusted EBITDA (non-GAAP) $ 26,912 $ 26,841 $ 27,230 $ 43,291 $ 124,274 Adjusted EBITDA Margin 14.4% 14.3% 13.8% 15.8% 14.7% 48 Total Debt balance as of June 30, 2017 $ 335,145 Leverage ratio (Debt/Adjusted EBITDA) 2.7

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Dec 2016 Mar 2017 Jun 2017 Sep 2017 Sep 2017 Net Sales $ 188,029 $ 197,519 $ 274,000 $ 301,471 $ 961,019 Net income (loss) (U.S. GAAP) 12,278 52,914 220,606 12,849 298,647 Income tax expense (benefit) 1,810 (150) 1,150 7,270 10,080 Interest expense, net 9,913 9,994 10,894 2,880 33,681 Depreciation and amortization 9,095 9,367 12,243 13,326 44,031 EBITDA (non-GAAP) 33,096 72,125 244,893 36,325 386,439 Excluding the following items (non-GAAP): Change in value of TOKIN options (6,900) (14,200) — — (21,100) Equity (income) loss from equity method investments 133 (41,372) (75,417) (224) (116,880) Acquisition (gain) loss — — (135,588) (1,285) (136,873) Restructuring charges (369) 1,087 1,613 1,393 3,724 ERP integration costs / IT transition costs 1,734 1,760 — — 3,494 Stock-based compensation expense 1,139 1,249 1,101 1,530 5,019 Legal expenses related to antitrust class actions 293 406 1,141 10,327 12,167 Net foreign exchange (gain) loss (2,621) 1,507 5,043 1,891 5,820 TOKIN investment-related expenses 204 497 — — 701 (Gain) loss on write down and sale of long-lived assets 132 4,171 19 (39) 4,283 (Gain) loss on early extinguishment of debt — — 486 — 486 Adjusted EBITDA (non-GAAP) $ 26,841 $ 27,230 $ 43,291 $ 49,918 $ 147,280 Adjusted EBITDA Margin 14.3% 13.8% 15.8% 16.6% 15.3% Total Debt balance as of September 30, 2017 $ 331,787 Leverage ratio (Debt/Adjusted EBITDA) 2.3 49

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarter Ended LTM (Amounts in thousands, except percentages) Mar 2017 Jun 2017 Sep 2017 Dec 2017 Dec 2017 Net Sales $ 197,519 $ 274,000 $ 301,471 $ 306,408 $ 1,079,398 Net income (loss) (U.S. GAAP) 52,914 220,606 12,849 18,641 305,010 Income tax expense (benefit) (150) 1,150 7,270 2,060 10,330 Interest expense, net 9,994 10,894 2,880 7,155 30,923 Depreciation and amortization 9,367 12,243 13,326 11,125 46,061 EBITDA (non-GAAP) 72,125 244,893 36,325 38,981 392,324 Excluding the following items (non-GAAP): Change in value of TOKIN options (14,200) — — — (14,200) Equity (income) loss from equity method investments (41,372) (75,417) (224) (238) (117,251) Acquisition (gain) loss — (135,588) (1,285) (310) (137,183) Restructuring charges 1,087 1,613 1,393 3,530 7,623 ERP integration costs / IT transition costs 1,760 — — — 1,760 Stock-based compensation expense 1,249 1,101 1,530 2,206 6,086 Legal expenses related to antitrust class actions 406 1,141 10,327 4,073 15,947 Net foreign exchange (gain) loss 1,507 5,043 1,891 2,239 10,680 TOKIN investment-related expenses 497 — — — 497 (Gain) loss on write down and sale of long-lived assets 4,171 19 (39) (902) 3,249 (Gain) loss on early extinguishment of debt — 486 — — 486 Adjusted EBITDA (non-GAAP) $ 27,230 $ 43,291 $ 49,918 $ 49,579 $ 170,018 Adjusted EBITDA Margin 13.8% 15.8% 16.6% 16.2% 15.8% Total Debt balance as of December 31, 2017 $ 328,162 50 Leverage ratio (Debt/Adjusted EBITDA) 1.9

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Fiscal Year (Amounts in thousands, except percentages) 2016 2017 2018 Net Sales $ 734,823 $ 757,791 $ 1,199,926 Net income (loss) (U.S. GAAP) (53,629) 47,989 254,529 Income tax expense (benefit) 6,006 4,290 9,181 Interest expense, net 39,591 39,731 32,073 Depreciation and amortization 39,016 37,338 49,755 EBITDA (non-GAAP) 30,984 129,348 345,538 Excluding the following items (Non-GAAP): Change in value of TOKIN options 26,300 (10,700) — Equity (income) loss from equity method investments 16,406 (41,643) (76,192) Acquisition (gain) loss — — (130,880) Restructuring charges 4,178 5,404 14,843 ERP integration costs / IT transition costs 5,677 7,045 80 Stock-based compensation expense 4,774 4,720 7,657 Legal expenses related to antitrust class actions 3,041 2,640 16,636 Net foreign exchange (gain) loss (3,036) (3,758) 13,145 TOKIN investment-related expenses 900 1,101 — Plant start-up costs 861 427 929 Plant shut-down costs 372 — — (Gain) loss on write down and sale of long-lived assets 375 10,671 (992) (Gain) loss on early extinguishment of debt — — 486 Adjusted EBITDA (non-GAAP) $ 91,144 $ 105,255 $ 191,250 Adjusted EBITDA Margin 12.4% 13.9% 15.9% 51 Total Debt as of March 31, $ 387,833 $ 388,211 $ 324,623 Leverage ratio (Debt/Adjusted EBITDA) $ 4.3 $ 3.7 $ 1.7

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors because it provides a supplemental way to 52 understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided below which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 53

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect any income tax expense or benefit, including any potential changes to income taxes resulting from The Tax Cuts and Jobs Act enacted on December 22, 2017; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementary. 54